Exhibit 99.1

NEWS

MSC REPORTS FISCAL 2020 FOURTH QUARTER AND FULL YEAR RESULTS

FISCAL Q4 2020 HIGHLIGHTS

•	Net sales of $747.7 million, a decrease of 11.3% YoY (12.7% decrease on an ADS basis)
•	Operating income of $72.9 million, or $84.1 million excluding restructuring and related costs of $11.2 million*
•	Operating margin of 9.8%, or 11.2% excluding restructuring and other related costs*
•	Diluted EPS of $0.94 vs. $1.20 in the prior year quarter
•	Adjusted diluted EPS of $1.09 vs. $1.30 in the prior year quarter*

FISCAL 2020 HIGHLIGHTS

•	Net sales of $3.2 billion, a decrease of 5.1% YoY
•	Operating income of $350.7 million, or $367.8 million excluding restructuring and related costs of $17.0 million*,**
•	Operating margin of 11.0%, or 11.5% excluding restructuring and other related costs*
•	Diluted EPS of $4.51 vs. $5.20 in the prior year
•	Adjusted diluted EPS of $4.74 vs. $5.29 in the prior year*

MELVILLE, NY and DAVIDSON, NC, October 27, 2020 - MSC INDUSTRIAL SUPPLY CO. (NYSE: MSM),  "MSC" or the "Company," a premier distributor of Metalworking and Maintenance, Repair and Operations ("MRO") products and services to industrial customers throughout North America,  today reported financial results for its fiscal 2020 fourth quarter and full year ended August 29, 2020. The quarter had one more selling day compared to the prior year period.

Financial Highlights[1]	FY20 Q4		FY19 Q4		Change	FY20		FY19		Change
Net Sales	$747.7		$842.7		-11.3%	$3,192.4		$3,363.8		-5.1%
Operating Income	72.9		90.5		-19.4%	350.7		400.0		-12.3%
% of Net Sales	9.8%		10.7%			11.0%		11.9%
Net Income attributable to MSC Industrial	52.5		66.6		-21.2%	251.1		288.9		-13.1%
Diluted EPS	$0.94	.[2]	$1.20	.3	-21.7%	$4.51	.2	$5.20	.3	-13.3%

1In millions unless otherwise noted. 2Based on 55.8 million and 55.6 million diluted shares outstanding for FY20 Q4 and FY20, respectively. 3Based on 55.3 and 55.5 million diluted shares outstanding for FY19 Q4 and FY19, respectively.

Erik Gershwind, president and chief executive officer, said, “Our fiscal fourth quarter reflects continued solid execution in a weak industrial demand environment. Most manufacturing end markets remain soft given COVID-19 uncertainty. We did, however, see sequential improvement in sales of non-safety and non-janitorial products. Sales of safety and janitorial products also continued growing year-over-year at roughly 20% percent each month on average and for the quarter. Overall gross margin for the quarter declined 40 basis points, reflecting PPE mix headwinds and underlying gross margin stability due to strong realization from our annual price increase, and continued benefits from our supplier programs.”

Kristen Actis-Grande, executive vice president and chief financial officer, added, "Average daily sales were $11.7 million for the quarter as industrial demand remained weak. While our reported operating margin was down 90 basis points versus the prior year, excluding restructuring and other related costs, adjusted operating margin was down only 30 basis points. We implemented swift cost containment measures due to COVID-19 and took structural cost actions in the quarter. After significant debt repayment, our balance sheet and liquidity position remain very healthy."

Gershwind concluded, “We have been repositioning MSC from a spot buy supplier to a mission critical partner on the plant floor of our industrial customers over the last few years. Over the next three years, we will be taking measurable action to reaccelerate market share capture and improve profitability in a program named Mission Critical. The 2023 targets for this program are above market growth of at least 400 basis points and ROIC in the high-teens.”

*  An explanation and reconciliation of non-GAAP financial measures to GAAP financial measures is presented in schedules following this press release

** Individual amounts may not agree to the total due to rounding

Page -2-

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2020 FOURTH QUARTER AND FISCAL 2020 RESULTS

Conference Call Information

MSC will host a conference call today at 8:30 a.m. EST to review the Company’s fiscal 2020 fourth quarter and full year results. The call, accompanying slides, and other operational statistics may be accessed at: http://investor.mscdirect.com. The conference call may also be accessed at 1-877-443-5575 (U.S.), 1-855-669-9657 (Canada) or 1-412-902-6618 (international).

An online archive of the broadcast will be available until November 3, 2020.

The Company’s reporting date for fiscal first quarter 2021 is scheduled for January 6, 2021.

Contact Information

Investors:	Media:
John G. Chironna	Paul Mason
Vice President, Investor Relations and Treasurer	Director, Corporate Communications
(704) 987-5231	(704) 987-5313

About MSC Industrial Supply Co. MSC Industrial Supply Co. (NYSE:MSM) is a leading North American distributor of metalworking and maintenance, repair, and operations (MRO) products and services. We help our customers drive greater productivity, profitability and growth with more than 1.8 million products, inventory management and other supply chain solutions, and deep expertise from over 75 years of working with customers across industries.

Our experienced team of more than 6,300 associates is dedicated to working side by side with our customers to help drive results for their businesses - from keeping operations running efficiently today to continuously rethinking, retooling, and optimizing for a more productive tomorrow.

For more information on MSC, please visit mscdirect.com.

# # #

Note Regarding Forward-Looking Statements:

Statements in this Press Release may constitute "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, including statements about the impact of COVID-19 on our business operations, results of operations and financial condition, expected future results, expected benefits from our investment and strategic plans and other initiatives, and expected future growth, profitability and ROIC, are forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The inclusion of any statement in this release does not constitute an admission by MSC or any other person that the events or circumstances described in such statement are material. Factors that could cause actual results to differ materially from those in forward-looking statements include the following, many of which are and will be amplified by the COVID-19 pandemic: the effects of the COVID-19 pandemic, including any future resurgences, on our business operations, results of operations and financial condition; general economic conditions in the markets in which we operate; changing customer and product mixes; competition, including the adoption by competitors of aggressive pricing strategies and sales methods; industry consolidation and other changes in the industrial distribution sector; our ability to realize the expected benefits from our investment and strategic plans, including our transition from a spot-buy supplier to a mission-critical partner; our ability to realize the expected cost savings and benefits from our restructuring activities; retention of key personnel and qualified sales and customer service personnel and metalworking specialists; volatility in commodity and energy prices; the outcome of government or regulatory proceedings or future litigation; credit risk of our customers; risk of customer cancellation or rescheduling of orders; difficulties in calibrating customer demand for our products, in particular personal protective equipment or “PPE” products, which could cause an inability to sell excess products ordered from manufacturers resulting in inventory write-downs or could conversely cause inventory shortages of such products; work stoppages or other business interruptions (including those due to extreme weather conditions) at transportation centers, shipping ports, our headquarters or our customer fulfillment centers; disruptions or breaches of our information systems, or violations of data privacy laws; risk of loss of key suppliers, key brands or supply chain disruptions; changes to trade policies, including the impact from significant restrictions or tariffs; risks associated with opening or expanding our customer fulfillment centers; litigation risk due to the nature of our business; risks associated with the integration of acquired businesses or other strategic transactions; financial restrictions on outstanding borrowings; our ability to maintain our credit facilities; interest rate uncertainty due to LIBOR reform; failure to comply with applicable environmental, health and safety laws and regulations; and goodwill and intangible assets recorded as a result of our acquisitions could be impaired. Additional information concerning these and other risks is described under "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the reports on Forms 10-K and 10-Q that we file with the U.S. Securities and Exchange Commission. We assume no obligation to update any of these forward-looking statements.

Page -3-

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2020 FOURTH QUARTER AND FISCAL 2020 RESULTS

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES

Consolidated Balance Sheets

(In thousands)

	August 29,	August 31,
	2020	2019
ASSETS
Current Assets:
Cash and cash equivalents	$125,211	$32,286
Accounts receivable, net of allowance for doubtful accounts	491,743	541,091
Inventories	543,106	559,136
Prepaid expenses and other current assets	77,710	67,099
Total current assets	1,237,770	1,199,612
Property, plant and equipment, net	301,979	310,854
Goodwill	677,579	677,266
Identifiable intangibles, net	104,873	116,668
Operating lease assets	56,173	—
Other assets	4,056	6,837
Total assets	$2,382,430	$2,311,237

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities:
Current portion of debt including obligations under finance leases	$122,248	$175,453
Current portion of operating lease liabilities	21,815	—
Accounts payable	125,775	160,110
Accrued expenses and other current liabilities	138,895	111,353
Total current liabilities	408,733	446,916
Long-term debt including obligations under finance leases	497,018	266,431
Noncurrent operating lease liabilities	34,379	—
Deferred income taxes and tax uncertainties	121,727	114,011
Total liabilities	1,061,857	827,358
Commitments and Contingencies
Shareholders’ Equity:
Preferred Stock	—	—
Class A common stock	47	46
Class B common stock	10	10
Additional paid-in capital	690,739	659,226
Retained earnings	749,515	946,651
Accumulated other comprehensive loss	(21,418)	(22,776)
Class A treasury stock, at cost	(103,948)	(104,607)
Total MSC Industrial shareholders’ equity	1,314,945	1,478,550
Noncontrolling interest	5,628	5,329
Total shareholders' equity	1,320,573	1,483,879
Total liabilities and shareholders’ equity	$2,382,430	$2,311,237

Page -4-

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2020 FOURTH QUARTER AND FISCAL 2020 RESULTS

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES

Consolidated Statements of Income

(In thousands, except per share data)

	(Unaudited)
	Quarters Ended		Fiscal Years Ended
	August 29,	August 31,	August 29,	August 31,
	2020	2019	2020	2019
Net sales	$747,732	$842,670	$3,192,399	$3,363,817
Cost of goods sold	436,620	489,081	1,849,077	1,931,774
Gross profit	311,112	353,589	1,343,322	1,432,043
Operating expenses	238,192	263,075	992,582	1,032,047
Income from operations	72,920	90,514	350,740	399,996
Other income (expense):
Interest expense	(4,556)	(3,730)	(16,673)	(16,890)
Interest income	82	14	333	518
Other (expense) income, net	359	(165)	(150)	(495)
Total other expense	(4,115)	(3,881)	(16,490)	(16,867)
Income before provision for income taxes	68,805	86,633	334,250	383,129
Provision for income taxes	16,169	20,012	82,492	94,332
Net income	52,636	66,621	251,758	288,797
Less: Net income (loss) attributable to noncontrolling interest	140	13	641	(68)
Net income attributable to MSC Industrial	$52,496	$66,608	$251,117	$288,865
Per Share Information:
Net income per common share:
Basic	$0.94	$1.21	$4.53	$5.23
Diluted	$0.94	$1.20	$4.51	$5.20
Weighted average shares used in computing net income per common share:
Basic	55,585	55,184	55,472	55,245
Diluted	55,763	55,336	55,643	55,508

Page -5-

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2020 FOURTH QUARTER AND FISCAL 2020 RESULTS

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES

Consolidated Statements of Comprehensive Income

(In thousands)

	Fiscal Years Ended
	August 29,	August 31,
	2020	2019
Net income, as reported	$251,758	$288,797
Other comprehensive income, net of tax:
Foreign currency translation adjustments	1,016	(3,404)
Comprehensive income (1)	252,774	285,393
Comprehensive income attributable to noncontrolling interest:
Less: Net income	(641)	68
Foreign currency translation adjustments	342	262
Comprehensive income attributable to MSC Industrial	$252,475	$285,723

(1) There were no material taxes associated with other comprehensive income during fiscal years 2020 and 2019.

Page -6-

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2020 FOURTH QUARTER AND FISCAL 2020 RESULTS

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES

Consolidated Statements of Cash Flows

(In thousands)

	Fiscal Years Ended
	August 29,	August 31,
	2020	2019
Cash Flows from Operating Activities:
Net income	$251,758	$288,797
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	69,079	65,377
Operating lease non-cash expense	22,696	—
Stock-based compensation	16,932	16,283
Loss on disposal of property, plant, and equipment	802	416
Provision for doubtful accounts	11,008	10,763
Deferred income taxes	7,719	14,297
Changes in operating assets and liabilities, net of amounts associated with business acquired:
Accounts receivable	36,772	(26,948)
Inventories	16,462	(32,528)
Prepaid expenses and other current assets	(11,540)	(8,316)
Operating lease liabilities	(22,184)	—
Other assets	2,809	(2,064)
Accounts payable and accrued liabilities	(5,574)	2,349
Total adjustments	144,981	39,629
Net cash provided by operating activities	396,739	328,426
Cash Flows from Investing Activities:
Expenditures for property, plant and equipment	(46,991)	(51,773)
Proceeds from sale of available for sale securities	—	27,025
Cash used in business acquisitions, net of cash acquired	(2,286)	(11,625)
Net cash used in investing activities	(49,277)	(36,373)
Cash Flows from Financing Activities:
Repurchases of common stock	(3,444)	(84,611)
Payments of regular cash dividends	(166,537)	(145,709)
Payment of special cash dividends	(277,634)
Proceeds from sale of Class A common stock in connection with associate stock purchase plan	4,140	4,600
Proceeds from exercise of Class A common stock options	13,687	15,640
Borrowings under Credit facilities	1,012,200	382,000
Payments on the revolving credit facilities	(916,000)	(451,000)
Contributions from noncontrolling interest	104	918
Proceeds from other long-term debt	100,000	—
Payments under Shelf Facility and Private Placement	(20,000)	—
Payments on finance leases and financing obligations	(2,189)	(28,370)
Other, net	1,055	903
Net cash used in financing activities	(254,618)	(305,629)
Effect of foreign exchange rate changes on cash and cash equivalents	81	(355)
Net increase (decrease) in cash and cash equivalents	92,925	(13,931)
Cash and cash equivalents – beginning of year	32,286	46,217
Cash and cash equivalents – end of year	$125,211	$32,286
Supplemental Disclosure of Cash Flow Information:
Cash paid for income taxes	$68,929	$79,334
Cash paid for interest	$14,973	$16,648

Page -7-

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2020 FOURTH QUARTER AND FISCAL 2020 RESULTS

Non-GAAP Financial Measures

•	Results excluding Restructuring and Other Related Costs

To supplement MSC’s unaudited and audited selected financial data presented consistent with GAAP, the Company discloses certain non-GAAP financial measures, including Non-GAAP net sales, non-GAAP gross profit, non-GAAP operating expenses, non-GAAP income from operations, non-GAAP provision for income taxes, non-GAAP net income and non-GAAP diluted earnings per share, that exclude restructuring and other related costs.

These non-GAAP measures are not in accordance with or an alternative for GAAP and may be different from non-GAAP measures used by other companies. We believe that these non-GAAP measures have limitations in that they do not reflect MSC’s results of operations as determined in accordance with GAAP, and that these measures should only be used to evaluate MSC’s results of operations in conjunction with the corresponding GAAP measures. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures. We compensate for the limitations of non-GAAP financial measures by relying upon GAAP results to gain a complete picture of the Company’s performance.

In calculating non-GAAP financial measures, we exclude restructuring and other related costs, and the related tax effects, to facilitate a review of the Company’s operating performance on a period-to-period basis, for comparison with forecasts and strategic plans, and for benchmarking performance externally against competitors. We believe that investors benefit from seeing results “through the eyes” of management in addition to seeing GAAP results. We believe that these non-GAAP measures, when read in conjunction with the Company’s GAAP financials, provide useful information to investors by offering:

•	the ability to make more meaningful period-to-period comparisons of the Company’s on-going operating results;
•	the ability to better identify trends in the Company’s underlying business and perform related trend analyses;
•	a better understanding of how management plans and measures the Company’s underlying business; and
•	an easier way to compare the Company’s operating results against analyst financial models and operating results of competitors that supplement their GAAP results with non-GAAP financial measures

Page -8-

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2020 FOURTH QUARTER AND FISCAL 2020 RESULTS

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES
Reconciliation of GAAP and Non-GAAP Information
Thirteen Weeks and Year Ended August 29, 2020
(dollars in thousands, except per share data)

	GAAP Measure		Items Affecting Comparability			Non-GAAP Measure
	Total MSC		Restructuring and Other Related Costs			Excluding Restructuring and Other Related Costs
	Thirteen Weeks Ended	Year Ended	Thirteen Weeks Ended	Year Ended		Thirteen Weeks Ended	Year Ended
	August 29, 2020	August 29, 2020	August 29, 2020	August 29, 2020		August 29, 2020	August 29, 2020
Net Sales	$747,732	$3,192,399	$	$		$747,732	$3,192,399
ADS Growth %	(12.7)%	(5.1)%	-	-		(12.7)%	(5.1)%

Cost of Goods Sold	436,620	1,849,077	-	-		436,620	1,849,077

Gross Profit	311,112	1,343,322	-	-		311,112	1,343,322
Gross Margin	41.6%	42.1%	-	-		41.6%	42.1%

Operating Expense	238,192	992,582	11,158	17,029	(1)	227,034	975,553
Operating Exp as % of Sales	31.9%	31.1%	1.5%	0.5%		30.4%	30.6%

Income from Operations	72,920	350,740	(11,158)	(17,029)		84,078	367,769
Operating Margin	9.8%	11.0%	(1.5)%	(0.5)%		11.2%	11.5%

Total Other Expense	(4,115)	(16,490)	-	-		(4,115)	(16,490)

Income before provision for income taxes	68,805	334,250	(11,158)	(17,029)		79,963	351,279

Provision for income taxes	16,169	82,492	(2,622)	(4,206)		18,791	86,698
Net income	52,636	251,758	(8,536)	(12,823)		61,172	264,581
Net income (loss) attributable to noncontrolling interest	140	641	-	-		140	641
Net income attributable to MSC Industrial	$52,496	$251,117	$(8,536)	$(12,823)		$61,032	$263,940

Net income per common share:
Diluted	$0.94	$4.51	$(0.15)	$(0.23)		$1.09	$4.74

(1)Restructuring and Other Related Costs were incurred in each fiscal quarter as follows: $2,571 in fiscal Q1, $1,941 in fiscal Q2, $1,359 in fiscal Q3, and $11,158 in fiscal Q4.

Page -9-

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2020 FOURTH QUARTER AND FISCAL 2020 RESULTS

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES
Reconciliation of GAAP and Non-GAAP Information
Thirteen Weeks and Year Ended August 31, 2019
(dollars in thousands, except per share data)

	GAAP Measure		Items Affecting Comparability		Non-GAAP Measure
	Total MSC		Restructuring and Other Related Costs		Excluding Restructuring and Other Related Costs
	Thirteen Weeks Ended	Year Ended	Thirteen Weeks Ended	Year Ended	Thirteen Weeks Ended	Year Ended
	August 31, 2019	August 31, 2019	August 31, 2019	August 31, 2019	August 31, 2019	August 31, 2019
Net Sales	$842,670	$3,363,817	$-	$-	$842,670	$3,363,817
ADS Growth %	2.1%	5.8%			2.1%	5.8%

Cost of Goods Sold	489,081	1,931,774	-	-	489,081	1,931,774

Gross Profit	353,589	1,432,043	-	-	353,589	1,432,043
Gross Margin	42.0%	42.6%	-	-	42.0%	42.6%

Operating Expense	263,075	1,032,047	6,725	6,725	256,350	1,025,322
Operating Exp as % of Sales	31.2%	30.7%	0.8%	0.2%	30.4%	30.5%

Income from Operations	90,514	399,996	(6,725)	(6,725)	97,239	406,721
Operating Margin	10.7%	11.9%	-0.8%	-0.2%	11.5%	12.1%

Total Other Expense	(3,881)	(16,867)	-	-	(3,881)	(16,867)

Income before provision for income taxes	86,633	383,129	(6,725)	(6,725)	93,358	389,854

Provision for income taxes	20,012	94,332	(1,554)	(1,554)	21,566	95,886
Net income	66,621	288,797	(5,171)	(5,171)	71,792	293,968
Net income (loss) attributable to noncontrolling interest	13	(68)	-	-	13	(68)
Net income attributable to MSC Industrial	$66,608	$288,865	$(5,171)	$(5,171)	$71,779	$294,036

Net income per common share:
Diluted	$1.20	$5.20	$(0.09)	$(0.09)	$1.30	$5.29